UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2026

Vaxart, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Utah Avenue, Suite 150, South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 550-3500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
-	-	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* The registrant’s common stock is quoted on the OTCQX® Best Market under the symbol “VXRT.”

Item 8.01	Other Events.

On August 21, 2026, the Board of Directors (the “Board”) of Vaxart, Inc. (the “Company”), upon the recommendation of the Nominating and Governance Committee, formed two new committees of the Board: the Clinical and Regulatory Affairs Committee and the Stockholder Engagement Committee.

The Clinical and Regulatory Affairs Committee is responsible among other responsibilities, for reviewing and providing oversight and advice regarding the Company’s research, clinical, and regulatory programs on behalf of the Board. James B. Breitmeyer, M.D., Ph.D. and David Wheadon, M.D. were appointed as members of the Clinical and Regulatory Affairs Committee, with Dr. Breitmeyer serving as Chair.

The Stockholder Engagement Committee is responsible, among other responsibilities, for overseeing the advancement of the Company’s relations with stockholders. W. Mark Watson and Steven Lo were appointed as members of the Stockholder Engagement Committee, with Mr. Watson serving as Interim Chair. Pursuant to that certain Cooperation Agreement, dated as of July 1, 2026, entered into between the Company and the other parties thereto, the Company anticipates appointing a new director to the Board in the future who will serve as Chair of the Stockholder Engagement Committee.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including with respect to the anticipated appointment of a new director. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including risks and other factors described in the Company’s filings with the U.S. Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2026		VAXART, INC.

	By:	/s/ Steven Lo
Steven Lo
President and Chief Executive Officer